                           DELAWARE GROUP INCOME FUNDS

                          Delaware Corporate Bond Fund
                            Delaware Delchester Fund
                      Delaware Extended Duration Bond Fund
                     Delaware High-Yield Opportunities Fund
                 (each, a "Fund" and collectively, the "Funds")

          Supplement to the Funds' Statement of Additional Information
                             dated November 28, 2006

On August 16,  2007,  the Board of  Trustees  of  Delaware  Group  Income  Funds
unanimously  voted to approve  changes to the Funds'  investment  strategies and policies to: (1) broaden  Delaware  Corporate Bond Fund's and Delaware  Extended
Duration Bond Fund's investment  authority to invest in swaps with maturities of up to 30 years;  and (2) permit the Funds to invest without  restriction in loan participations.

The  following  replaces  the fourth  paragraph  on page 8 of the  Statement  of
Additional  Information  in the  section  entitled  "Investment  Strategies  and
Risks-- Interest Rate and Index Swaps":

The typical minimum notional amount is $5 million.  Variable  interest rates are usually set by reference to the London  Inter-Bank  Offered Rate ("LIBOR").  The
typical  maximum term of an interest rate swap  agreement  ranges from one to 12 years. Index swaps tend to be shorter term, often for one year.

The following  replaces the first full  paragraph on page 10 of the Statement of
Additional  Information  in the  section  entitled  "Investment  Strategies  and
Risks-- Interest Rate and Index Swaps":

There is not a well developed secondary market for interest rate or index swaps.
Most interest rate swaps are nonetheless  relatively  liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price.
Many index swaps,  on the other hand, are considered to be illiquid  because the counterparty/dealer  will  typically  not  unwind  an  index  swap  prior to its termination  (and,  not  surprisingly,  index  swaps  tend to have much  shorter terms).  A Fund may therefore treat all swaps as subject to their  limitation on illiquid investments.  For purposes of calculating these percentage limitations, a Fund will refer to the notional  amount of the swap.  For  example,  if a Fund holds  interest  rate swaps and is required to make  payments  based on variable interest rates, it will have to make increased  payments if interest rates rise, which will not  necessarily be offset by the fixed-rate  payments it is entitled to receive under the swap agreement.

The following  information about Loans and Other Direct Indebtedness is added to the section entitled "Investment Strategies and Risks":

Loans and Other Direct Indebtedness
Each Fund may purchase  loans and other  direct  indebtedness.  In  purchasing a loan, a Fund  acquires  some or all of the  interest of a bank or other  lending institution in a loan to a corporate, governmental, or other borrower. Many such loans are secured,  although some may be unsecured. Such loans may be in default at the  time of  purchase.  Loans  that  are  fully  secured  offer a Fund  more protection  than an  unsecured  loan in the event of  non-payment  of  scheduled interest or principal.  However,  there is no assurance that the  liquidation of
collateral   from  a  secured  loan  would  satisfy  the  corporate   borrower's
obligation,  or that the  collateral  can be  liquidated.  These  loans are made generally to finance internal growth, mergers, acquisitions,  stock repurchases, leveraged  buy-outs,  and other corporate  activities.  Such loans are typically made by a syndicate of lending  institutions,  represented  by an agent  lending institution  that has negotiated and structured the loan and is responsible  for collecting interest,  principal,  and other amounts due on its own behalf and on behalf of the others in the  syndicate,  and for  enforcing  its and their other rights  against the borrower.  Alternatively,  such loans may be structured as a novation, pursuant to which a Fund would assume all of the rights of the lending institution  in a loan or as an  assignment,  pursuant  to which the Fund  would purchase  an  assignment  of a portion of a lender's  interest  in a loan either directly from the lender or through an intermediary.

Each Fund may also  purchase  trade or other  claims  against  companies,  which generally  represent  money  owned  by the  company  to a  supplier  of goods or services.  These  claims may also be  purchased at a time when the company is in default.

Certain of the loans and the other direct indebtedness acquired by the Funds may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay  additional  cash on a certain  date or on demand.  These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company's  financial  condition  makes it  unlikely  that such  amounts  will be repaid).  To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a  segregated  account cash or other high grade debt  obligations  in an amount  sufficient  to meet such  commitments.  A
Fund's ability to receive payment of principal,  interest, and other amounts due in  connection  with these  investments  will depend  primarily on the financial condition of the borrower.  In selecting the loans and other direct indebtedness that a Fund will purchase,  the  investment  manager will rely upon its own (and not the original lending  institution's)  credit analysis of the borrower.  As a
Fund may be required to rely upon  another  lending  institution  to collect and pass onto the Fund  amounts  payable with respect to the loan and to enforce the
Fund's  rights  under the loan and other  direct  indebtedness,  an  insolvency, bankruptcy,  or reorganization  of the lending  institution may delay or prevent the Fund from  receiving  such amounts.  In such cases,  a Fund will evaluate as well the  creditworthiness  of the lending  institution  and will treat both the borrower and the lending  institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the  diversification  of the Fund's portfolio investments.  The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market  conditions.  Investments in such loans and other  direct  indebtedness  may involve  additional  risk to the
Funds.

                Please keep this Supplement for future reference.

This Supplement is dated August 24, 2007.

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